UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period :	February 19, 2013 (commencement of operations) — July 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Short Term Investment Fund

Annual report
7|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Annual report
7 | 31 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	7

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Important notice regarding Putnam’s privacy policy	13

Trustee approval of management contract	14

Financial statements	19

Federal tax information	36

About the Trustees	38

Officers	40

Consider these risks before investing: Inflation’s effects may erode your investment’s value over time. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for debt not backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of many over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to meet its obligations. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of 2013, U.S. equity market indexes were near record highs, and the overarching theme of the domestic economy appeared to be one of slow healing. Equity investors were encouraged by improving housing and jobs data, as well as by solid corporate earnings. In Europe, the worst of the financial crisis appears to have passed, with some economic forecasts predicting that the eurozone will return to positive growth later this year. Meanwhile, thanks to its government’s massive stimulus initiatives, Japan recently has experienced stronger economic growth after years of stagnation.

A primary question confronting markets is how the U.S. central bank will gradually reduce its $85 billion-a-month bond-buying program without derailing the fragile economic recovery. Investors have reacted positively to public reassurances by Fed Chairman Ben Bernanke, who said the central bank would not draw down stimulus until the economy finds itself on firm footing.

We cannot predict the pace at which economies will recover, nor can we forecast the full impact of the Fed’s tapering decisions. However, we believe that Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches to address a diverse range of financial goals.

We also believe that investing in any market environment is most effective when combined with the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions. Class P shares do not bear an initial sales charge. For a portion of the period, the fund had expense limitations, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. See pages 3 and 7–8 for additional performance information. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

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Interview with your fund’s portfolio managers

Putnam Short Term Investment Fund launched on February 19, 2013. What was the investment environment like, and how did the fund perform through July 31, 2013?

Joanne: Continued evidence of a slowly improving U.S. economy fueled a modest rally across fixed-income sectors during the early months of the reporting period. However, in May, the market environment became less hospitable as investors took profits, and fears of higher interest rates weighed on sentiment. The debate that began in May about when the Fed would begin to taper its bond-buying program, known as quantitative easing [QE], intensified in June and July after Fed Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013 and end it by mid 2014. This was sooner than investors expected, and interest rates rose and yield curves steepened globally. By period-end, some calm had returned to the markets as the Fed clarified its stance, stating that monetary policy would remain highly accommodative until the economy was back on its feet.

Chairman Bernanke’s comments about the future course of interest-rate policy did not have the same effect on shorter-maturity money market instruments as they did on longer-dated securities, and, accordingly, shorter-maturity instruments stood up to their reputation as being a safe harbor in times of market turmoil. In fact, the short end of the yield curve tightened during the final months of the period, as the seasonal supply of Treasury bills matured and Fed policy

This comparison shows your fund’s performance in the context of broad market indexes for the period from 2/19/13 (commencement of operations) to 7/31/13. See pages 2 and 7–8 for additional fund performance information. Index descriptions can be found on page 11. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

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continued to hold short-term interest rates close to zero.

We believe the fund’s focus on shorter-term fixed-income securities helped to soften the impact of the volatility on the portfolio due to their relatively lower interest-rate sensitivity compared with longer-term bonds. In general, we seek to position the fund to pursue a higher return than is typical in the money market fund universe. For the abbreviated fiscal year, the fund turned in slightly positive performance for the period. However, this performance fell just short of that of its benchmark, the BofA Merrill Lynch U.S. Treasury Bill Index. We think this is the result of the fund becoming fully invested during the period.

Why did the markets react so strongly to the Fed’s statements?

Jonathan: In early May, the Fed released a statement announcing that the central bank might consider reducing the amount of Treasuries and mortgage debt that it buys as part of its QE program. This market intervention was designed to hold long-term interest rates low and thereby encourage employment and boost economic growth. However, the Fed’s announcement, which also included a more upbeat assessment of the economy, drove interest rates higher in anticipation of the winding down of QE stimulus.

At the June 19 Federal Open Market Committee [FOMC] meeting, Chairman Bernanke clarified that if the optimistic view of the economy’s progress proves to be correct, then a “tapering” of bond purchases may begin somewhat sooner than had been widely expected. While Chairman Bernanke was careful to stress that the Fed’s actions will be driven by the progress made by the economy, his remarks were widely seen as hawkish and led to a further rise in interest rates. Consequently, Treasury and municipal bond rates continued their sell-off. More recently, at its July meeting, the Fed acknowledged that economic and labor conditions continue to improve, but the unemployment rate remains high. These comments took a decidedly more dovish tone. Chairman Bernanke spoke several times during the month to reassure the market that the nascent U.S. recovery would not be held back by an overly hawkish monetary policy. The market consensus is that the Fed will indeed announce plans to begin tapering as soon as its upcoming September FOMC meeting.

What are the key differences between Putnam Short Term Investment Fund and a traditional money market fund?

Joanne: Money market funds are a highly regulated type of investment governed by the Securities and Exchange Commission’s Rule 2a-7 under the Investment Company Act of 1940. That rule limits the types of securities in which a money market fund can invest based on a number of criteria, including credit quality and maturity. Most money market funds seek to offer a stable net asset value [NAV] of $1.00 per share that is designed to remain unchanged over time. While there is no guarantee that money market funds will achieve this goal, preservation of capital is one of their key selling points.

Putnam Short Term Investment Fund is not a money market fund and is therefore not designed to offer a stable NAV of $1.00, but is managed to provide as high a rate of current income as is consistent with preservation of capital and liquidity. We seek to achieve this through a diversified portfolio of short-duration, investment-grade money market and other fixed-income securities. The fund must maintain a dollar-weighted average portfolio maturity of three years or less and is able to invest in a broader range of sectors and securities than a traditional money market fund, which may offer greater income potential without generating significantly more risk, in our view. At period-end, the fund’s assets were primarily invested in repurchase agreements, U.S. government securities, and commercial paper [including asset-backed commercial paper]. As part of our day-to-day management of the fund, we consider, among other factors, credit, interest-rate, and

4 Short Term Investment Fund

prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

How did you position the portfolio during the reporting period?

Jonathan: During the period, we searched for investments that allowed us to extend maturities further out on the short end of the yield curve in an effort to lock in attractive rates for longer periods of time. Accordingly, we reallocated proceeds from maturing repurchase agreements, which experienced a decline in yields, into commercial paper and U.S. government agency discount notes, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp.

We maintained a relatively low duration, which is a measure of the fund’s sensitivity to interest-rate changes. As of period-end, the fund’s duration was 0.08 year. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. While all the securities in the fund were U.S.-dollar-denominated, the vast majority of holdings were U.S. securities. However, the fund held small allocations in Australia, Canada, and Japan, while taking limited positions in eurozone countries, given the ongoing uncertainty surrounding those markets. While we have added securities from a number of stronger European banks to the portfolio, the fund’s overall exposure to the region remains fairly minimal.

What is your outlook for interest rates?

Joanne: Markets have been concerned about the Fed’s next policy move. We believe that the central bank has recognized that the economy is in a much healthier state than

Allocations are shown as a percentage of the fund’s net assets as of 7/31/13. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Short Term Investment Fund 5

when the latest round of quantitative easing began, and that if this pace of improvement continues, it would be prudent to begin to draw the program to a close. This has generated uncertainty about when the Fed might begin to phase out its purchases, at what pace, and how quickly this will be followed by monetary tightening in the form of a rise in the federal funds rate. There is less clarity about these issues than investors wish, because Fed action is expected to largely depend on the pace at which the economy improves. If our forecast proves correct, we think the Fed will begin to taper in September or October of this year, and that asset purchases will end some six months or so later. We expect this to end a period of monetary expansion and move the Fed to a neutral stance. We believe that many more months will elapse before outright tightening would begin.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern University College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Citing a lengthier economic slowdown in emerging-market economies, the deep recession in the eurozone, and the expected tapering of the U.S. Fed’s monetary stimulus, the International Monetary Fund (IMF) has downgraded its growth projections for economies worldwide. Economic growth around the world is projected to remain subdued at 3.1% in 2013, the same as it was in 2012, the IMF stated in a mid-year update. Worldwide growth in 2014 will be 3.8%, the IMF predicted. As for the IMF’s regional economic forecasts, growth in the United States is projected to rise from 1.75% in 2013 to 2.75% in 2014. In Japan, growth will average 2% this year, while slowing but remaining positive in 2014. The eurozone economy, however, had a slightly positive second quarter, at 0.3%, according to the European Union’s statistics office, bringing to an end six straight quarters of negative growth. Still, the IMF believes that the 17-nation currency bloc overall will remain mired in recession this year, with negative growth, and in 2014 growth will rise to just below 1%, which is weaker than previously reported.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended July 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section in this report for definitions of the share class offered by your fund.

Fund performance Total return for period ended 7/31/13

Class P
(inception date)	(2/19/13)

Net asset value

Life of fund	0.02%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For period ended 7/31/13

	BofA Merrill Lynch	Lipper Institutional Money Market
	U.S. Treasury Bill Index	Funds category average*

Life of fund	0.06%	0.01%

Index and Lipper results should be compared to fund performance at net asset value.

* For the life-of-fund period ended 7/31/13, there were 294 funds in this Lipper category.

Short Term Investment Fund 7

Past performance does not indicate future results.

Fund distribution information
For the period from 2/19/13 (commencement of operations) to 7/31/13

Distributions	Class P

Number	6

Income	$0.000239

Capital gains	—

Total	$0.000239

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for period ended 6/30/13

Class P
(inception date)	(2/19/13)

Net asset value

Life of fund	0.02%

See the discussion following the Fund performance table on page 7 for information about the calculation of fund performance.

8 Short Term Investment Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from the fund’s commencement of operations (February 19, 2013) through July 31, 2013, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus.

Expense ratios

Class P

Estimated net expenses for the fiscal year ended 7/31/13*‡	0.05%

Estimated total annual operating expenses for the fiscal year ended 7/31/13‡	0.30%

Annualized expense ratio from 2/19/13 (commencement of operations) to 7/31/13†	0.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

† For the period from 2/19/13 (commencement of operations) to 7/31/13; may differ from expense ratios based on current fiscal period data in the financial highlights.

‡ Other expenses are based on the estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 19, 2013 (commencement of operations) to July 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.31

Ending value (after expenses)	$1,000.20

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 2/19/13 (commencement of operations) to 7/31/13.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended July 31, 2013, use the following calculation method. To find the value of your investment on February 19, 2013 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.35

Ending value (after expenses)	$1,024.45

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 2/19/13 (commencement of operations) to 7/31/13.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Short Term Investment Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Share classes

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They bear no management fee and are available only to other Putnam funds and other accounts managed by Putnam Investment Management or its affiliates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from February 19, 2013 (commencement of operations) to June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2013, Putnam employees had approximately $394,000,000 and the Trustees had approximately $94,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders

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and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders. (Your fund is a relatively new fund, and the Trustees initially approved your fund’s management contract in November 2012).

As noted above, the Trustees considered certain changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an attempt to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances

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did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply during their fiscal years ending in 2012. These expense limitations did not apply to your fund in 2012 because it did not commence operations until February 2013. However, these limitations remain in effect and may benefit your fund in 2013. In addition, Putnam Management agreed to waive its 0.25% management fee and to waive fees (and, to the extent necessary, bear other expenses) of your fund through June 30, 2014 to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) exceed an annual rate of 0.10% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

In connection with their initial approval of your fund’s management and sub-management contract in November 2012, the Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for

16 Short Term Investment Fund

the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the sec ond time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique

Short Term Investment Fund 17

investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. Because your fund had only recently commenced operations, the Trustees were not able to consider one-year, three-year, or five-year performance for your fund.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Short Term Investment Fund

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Term Investment Fund 19

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Short Term Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Short Term Investment Fund (the “fund”) at July 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 19, 2013 (commencement of operations) to July 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at July 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 2013

20 Short Term Investment Fund

The fund’s portfolio 7/31/13

	Principal
REPURCHASE AGREEMENTS (45.6%)*	amount	Value

Interest in $122,500,000 joint tri-party repurchase agreement dated
7/31/13 with Bank of Nova Scotia due 8/1/13 — maturity value of
$72,500,141 for an effective yield of 0.07% (collateralized by various
U.S. Treasury bonds and notes with coupon rates ranging from 0.50%
to 5.25% and due dates ranging from 7/31/17 to 11/15/28, valued
at $124,950,261)	$72,500,000	$72,500,000

Interest in $45,850,000 joint tri-party repurchase agreement dated
7/31/13 with BNP Paribas Securities Corp. due 8/1/13 — maturity value of $15,900,084 for an effective yield of 0.19% (collateralized by various corporate bonds and notes with coupon rates ranging from zero % to 9.875%
and due dates ranging from 1/30/14 to 4/1/43, valued at $48,142,501)	15,900,000	15,900,000

Interest in $296,301,000 joint tri-party repurchase agreement dated
7/31/13 with Citigroup Global Markets, Inc./Salomon Brothers due 8/1/13 — maturity value of $104,000,260 for an effective yield of 0.09% (collateralized by various mortgage backed securities with coupon rates ranging from 1.75% to 6.50% and due dates ranging from
1/1/24 to 6/15/48, valued at $302,227,020)	104,000,000	104,000,000

Interest in $74,900,000 joint tri-party repurchase agreement dated
7/31/13 with Credit Suisse Securities (USA), LLC due 8/1/13 — maturity value of $29,500,156 for an effective yield of 0.19% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.72275%
to 6.50% and due dates ranging from 5/30/14 to 6/15/37, valued
at $78,648,543)	29,500,000	29,500,000

Interest in $393,301,000 joint tri-party repurchase agreement dated
7/31/13 with Deutsche Bank Securities, Inc. due 8/1/13 — maturity value of $104,000,289 for an effective yield of 0.10% (collateralized by various
U.S. Treasury bonds and notes and mortgage backed securities with coupon rates ranging from 0.125% to 4.625% and due dates ranging from
11/30/13 to 5/1/43, valued at $401,167,021)	104,000,000	104,000,000

Interest in $175,000,000 joint tri-party repurchase agreement dated
7/31/13 with Goldman Sachs & Co. due 8/1/13 — maturity value of
$104,000,231 for an effective yield of 0.08% (collateralized by various mortgage backed securities with a coupon rate of 3.00% and a due date
of 11/15/42, valued at $178,500,001)	104,000,000	104,000,000

Interest in $206,607,000 joint tri-party repurchase agreement dated
7/31/13 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 8/1/13 —
maturity value of $104,000,202 for an effective yield of 0.07% (collateralized by various mortgage backed securities with coupon rates ranging from
1.013% to 7.797% and due dates ranging from 12/1/17 to 12/1/47, valued
at $210,739,141)	104,000,000	104,000,000

Interest in $268,301,000 joint tri-party repurchase agreement dated
7/31/13 with RBC Capital Markets, LLC due 8/1/13 — maturity value of $103,327,201 for an effective yield of 0.07% (collateralized by various mortgage backed securities with coupon rates ranging from 2.50% to 4.00%
and due dates ranging from 4/1/28 to 1/1/42, valued at $273,667,553)	103,327,000	103,327,000

Interest in $255,000,000 joint tri-party term repurchase agreement dated 7/31/13 with Barclays Capital, Inc. due 8/7/13 — maturity value of $150,001,458 for an effective yield of 0.05% (collateralized by various mortgage backed securities with coupon rates ranging from 3.50% to 4.00%
and due dates ranging from 4/1/42 to 3/1/43, valued at $260,100,001)	150,000,000	150,000,000

Short Term Investment Fund 21

	Principal
REPURCHASE AGREEMENTS (45.6%)* cont.	amount	Value

Interest in $255,000,000 joint tri-party term repurchase agreement dated
7/31/13 with Citigroup Global Markets, Inc./Salomon Brothers due
8/7/13 — maturity value of $150,001,750 for an effective yield of 0.06%
(collateralized by various mortgage backed securities with coupon rates ranging from 2.00% to 5.00% and due dates ranging from 1/1/20 to 7/1/43,
valued at $260,100,001)	$150,000,000	$150,000,000

Interest in $66,500,000 joint tri-party term repurchase agreement dated
7/31/13 with JPMorgan Securities, Inc. due 8/7/13 — maturity value of $39,000,455 for an effective yield of 0.06% (collateralized by various mortgage backed securities with coupon rates ranging from 2.50% to 6.50%
and due dates ranging from 5/1/15 to 7/1/43, valued at $67,832,404)	39,000,000	39,000,000

Interest in $77,525,000 joint tri-party term repurchase agreement dated
5/30/13 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 9/4/13 —
maturity value of $60,291,944 for an effective yield of 0.11% (collateralized by various mortgage backed securities with coupon rates ranging from
2.50% to 6.50% and due dates ranging from 1/1/26 to 7/1/43, valued at
$79,075,500) IR	60,275,000	60,275,000

Interest in $66,700,000 joint tri-party term repurchase agreement dated
7/30/13 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 8/6/13 —
maturity value of $39,850,310 for an effective yield of 0.04% (collateralized by various mortgage backed securities with coupon rates ranging from
2.346% to 6.00% and due dates ranging from 2/1/18 to 11/1/47, valued
at $68,034,000)	39,850,000	39,850,000

Interest in $80,050,000 joint tri-party term repurchase agreement dated
5/29/13 with RBC Capital Markets, LLC due 8/28/13 — maturity value of $46,662,829 for an effective yield of 0.11% (collateralized by various mortgage backed securities with coupon rates ranging from 2.10% to 6.50%
and due dates ranging from 4/1/20 to 6/1/43, valued at $81,666,718) IR	46,650,000	46,650,000

Interest in $50,000,000 tri-party repurchase agreement dated 7/31/13 with
Credit Suisse Securities (USA), LLC due 8/1/13 — maturity value of
$50,000,069 for an effective yield of 0.05% (collateralized by a U.S. Treasury note with a coupon rate of 1.875% and a due date of 6/30/20, valued
at $51,004,707)	50,000,000	50,000,000

Interest in $50,000,000 tri-party term repurchase agreement dated
6/7/13 with Deutsche Bank Securities, Inc. due 9/9/13 — maturity value of $50,012,639 for an effective yield of 0.10% (collateralized by various mortgage backed securities with coupon rates ranging from
2.50% to 7.00 and due dates ranging from 4/1/24 to 4/15/53, valued
at $51,015,402) IR	50,000,000	50,000,000

Total repurchase agreements (cost $1,223,002,000)		$1,223,002,000

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (22.3%)*	Yield (%)	date	amount	Value

Federal Farm Credit Bank unsec. discount notes	0.165	12/2/13	$8,000,000	$7,998,360

Federal Farm Credit Bank unsec. discount notes	0.150	12/4/13	20,000,000	19,995,840

Federal Farm Credit Bank unsec. discount notes	0.142	11/21/13	30,000,000	29,996,280

Federal Farm Credit Bank unsec. discount notes	0.130	11/20/13	30,000,000	29,996,310

Federal Home Loan Bank unsec. discount notes	0.141	12/27/13	29,000,000	28,992,837

Federal Home Loan Bank unsec. discount notes	0.136	9/4/13	25,000,000	24,999,525

Federal Home Loan Bank unsec. discount notes	0.100	11/20/13	9,000,000	8,998,893

Federal Home Loan Bank unsec. discount notes	0.100	10/23/13	20,000,000	19,998,620

22 Short Term Investment Fund

U.S. GOVERNMENT AGENCY OBLIGATIONS (22.3%)*		Maturity	Principal
cont.	Yield (%)	date	amount	Value

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.155	10/23/13	$24,785,000	$24,783,290

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.130	9/16/13	50,000,000	49,998,700

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.130	8/19/13	45,000,000	44,999,550

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.100	11/18/13	6,500,000	6,499,214

Federal Home Loan Mortgage Corp. unsec. discount
notes, Ser. RB	0.152	10/15/13	21,725,000	21,723,653

Federal Home Loan Mortgage Corp. unsec. discount
notes, Ser. RB	0.140	10/10/13	32,896,000	32,894,092

Federal National Mortgage Association unsec.
discount notes	0.150	9/16/13	7,800,000	7,799,797

Federal National Mortgage Association unsec.
discount notes	0.144	11/1/13	17,500,000	17,498,215

Federal National Mortgage Association unsec.
discount notes	0.130	8/28/13	25,000,000	24,999,625

Federal National Mortgage Association unsec.
discount notes	0.130	8/14/13	25,000,000	24,999,825

Federal National Mortgage Association unsec.
discount notes	0.130	8/7/13	25,000,000	24,999,925

Federal National Mortgage Association unsec.
discount notes	0.125	12/2/13	30,000,000	29,993,850

Federal National Mortgage Association unsec.
discount notes	0.120	8/21/13	25,000,000	24,999,725

Federal National Mortgage Association unsec.
discount notes	0.100	1/8/14	32,000,000	31,990,048

Federal National Mortgage Association unsec.
discount notes	0.100	11/20/13	52,728,000	52,721,514

Federal National Mortgage Association unsec.
discount notes, Ser. BB	0.130	8/1/13	6,920,000	6,920,000

Total U.S. government agency obligations (cost $598,691,463)				$598,797,688

		Maturity	Principal
COMMERCIAL PAPER (13.2%)*	Yield (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd.
144A (Australia)	0.160	9/23/13	$19,000,000	$18,997,150

Barclays Bank PLC 144A, Ser. 10-1 (United Kingdom)	0.150	8/21/13	12,200,000	12,199,075

BPCE SA 144A (France)	0.130	8/8/13	13,350,000	13,349,665

Canada (Government of) (Canada)	0.170	12/2/13	20,000,000	19,991,526

Commonwealth Bank of Australia (Australia)	0.200	10/17/13	8,800,000	8,797,674

Commonwealth Bank of Australia (Australia)	0.160	9/3/13	17,500,000	17,498,507

DnB Bank ASA (Norway)	0.185	10/30/13	27,000,000	26,986,327

Export Development Canada (Canada)	0.150	11/21/13	8,800,000	8,796,879

General Electric Capital Corp.	0.130	10/21/13	26,000,000	25,992,598

HSBC USA, Inc. (United Kingdom)	0.180	10/10/13	23,000,000	22,992,562

National Australia Funding Delaware, Inc.	0.165	9/4/13	30,000,000	29,996,412

RBS Holdings USA, Inc.	0.110	8/7/13	13,000,000	12,999,722

Roche Holdings, Inc. (Switzerland)	0.100	8/6/13	3,000,000	2,999,980

Short Term Investment Fund 23

		Maturity	Principal
COMMERCIAL PAPER (13.2%)* cont.	Yield (%)	date	amount	Value

Roche Holdings, Inc. 144A (Switzerland)	0.090	9/12/13	$10,000,000	$9,999,160

Standard Chartered Bank/New York	0.140	9/27/13	26,000,000	25,993,479

State Street Corp.	0.130	10/10/13	14,850,000	14,845,783

Toronto-Dominion Holdings (USA), Inc.
144A (Canada)	0.110	8/23/13	5,000,000	4,999,866

Toyota Motor Credit Corp.	0.160	9/13/13	26,000,000	25,996,220

Wal-Mart Stores, Inc.	0.080	10/1/13	25,100,000	25,096,598

Wells Fargo & Co.	0.130	8/29/13	25,000,000	24,996,798

Total commercial paper (cost $353,517,215)				$353,525,981

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (11.0%)*	Yield (%)	date	amount	Value

Bedford Row Funding Corp.	0.090	8/16/13	$27,500,000	$27,498,740

Chariot Funding, LLC 144A
(JPMorgan Chase Bank (LOC))	0.120	8/12/13	23,000,000	22,999,310

CHARTA, LLC	0.220	8/1/13	10,000,000	9,999,953

CRC Funding, LLC	0.120	8/1/13	13,075,000	13,074,920

Fairway Finance, LLC (Canada)	0.170	9/17/13	10,000,000	9,997,840

Gemini Securitization Corp., LLC	0.140	8/30/13	13,000,000	12,998,158

Gotham Funding Corp. (Japan)	0.180	9/3/13	13,000,000	12,997,876

Jupiter Securitization Co., LLC	0.170	9/17/13	18,000,000	17,996,593

Liberty Street Funding, LLC (Canada)	0.160	8/12/13	25,000,000	24,998,750

Manhattan Asset Funding Co., LLC (Japan)	0.190	8/1/13	8,000,000	7,999,966

Manhattan Asset Funding Co., LLC (Japan)	0.180	8/8/13	15,000,000	14,999,500

Old Line Funding, LLC 144A	0.160	8/5/13	26,000,000	25,999,784

Regency Markets No. 1, LLC 144A	0.150	8/15/13	23,000,000	22,998,562

Straight-A Funding, LLC	0.080	8/7/13	29,904,000	29,903,593

Thunder Bay Funding, LLC	0.170	10/17/13	18,000,000	17,992,980

Thunder Bay Funding, LLC	0.130	10/31/13	2,000,000	1,999,077

Victory Receivables Corp. (Japan)	0.170	8/1/13	10,000,000	9,999,958

Working Capital Management Co. (Japan)	0.180	8/8/13	6,500,000	6,499,812

Working Capital Management Co. (Japan)	0.170	8/13/13	4,100,000	4,099,808

Total asset-backed commercial paper (cost $295,055,690)				$295,055,180

	Interest	Maturity	Principal
TIME DEPOSITS (3.7%)*	rate (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd.
(Cayman Islands)	0.090	8/1/13	$30,000,000	$30,000,000

Credit Agricole Corporate & Investment Bank/New
York (Cayman Islands)	0.100	8/1/13	13,200,000	13,200,000

Societe Generale/Cayman Islands (Cayman Islands)	0.080	8/1/13	25,500,000	25,500,000

Svenska Handelsbanken/Cayman Islands (Sweden)	0.090	8/1/13	30,000,000	30,000,000

Total time deposits (cost $98,700,000)				$98,700,000

24 Short Term Investment Fund

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (3.2%)*	rate (%)	date	amount	Value

Bank of America NA, Ser. GLOB	0.190	8/22/13	$12,200,000	$12,199,926

Bank of Montreal/Chicago, IL (Canada)	0.170	9/23/13	15,500,000	15,498,837

Credit Agricole Corporate & Investment Bank/New
York (France)	0.130	8/7/13	13,195,000	13,194,923

Nordea Bank Finland PLC/New York FRN	0.150	8/21/13	20,000,000	20,000,232

Sumitomo Mitsui Banking Corp./NY (Japan)	0.210	10/29/13	3,000,000	2,999,850

Toronto-Dominion Bank/NY (Canada)	0.100	8/9/13	23,000,000	23,000,288

Total certificates of deposit (cost $86,895,111)				$86,894,056

		Maturity	Principal
MUNICIPAL BONDS AND NOTES (1.4%)*	Yield (%)	date	amount	Value

Board of Regents of University of Texas
Finance System Commercial Paper
(Permanent University), Ser. B	0.110	10/15/13	$7,500,000	$7,500,000

Catholic Health Initiatives
Commercial Paper	0.140	8/19/13	6,800,000	6,799,595

Johns Hopkins University Commercial
Paper, Ser. A	0.080	8/15/13	14,265,000	14,265,000

President and Fellows of Harvard College
Commercial Paper	0.120	9/25/13	10,007,000	10,006,143

Total municipal bonds and notes (cost $38,569,689)				$38,570,738

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (0.5%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.137	6/26/14	$13,500,000	$13,488,903

Total U.S. treasury obligations (cost $13,482,727)				$13,488,903

TOTAL INVESTMENTS

Total investments (cost $2,707,913,895)				$2,708,034,546

Key to holding’s abbreviations

FRN   Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

LOC   Letter of Credit

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from February 19, 2013 (commencement of operations) through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,682,410,580.

IR Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Short Term Investment Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$295,055,180	$—

Certificates of deposit	—	86,894,056	—

Commercial paper	—	353,525,981	—

Municipal bonds and notes	—	38,570,738	—

Repurchase agreements	—	1,223,002,000	—

Time deposits	—	98,700,000	—

U.S. government agency obligations	—	598,797,688	—

U.S. treasury obligations	—	13,488,903	—

Totals by level	$—	$2,708,034,546	$—

The accompanying notes are an integral part of these financial statements.

26 Short Term Investment Fund

Statement of assets and liabilities 7/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,484,911,895)	$1,485,032,546

Repurchase agreements (identified cost $1,223,002,000)	1,223,002,000

Interest and other receivables	40,502

Prepaid Trustee compensation and expenses (Note 2)	4,595

Unamortized offering costs (Note 1)	29,170

Total assets	2,708,108,813

LIABILITIES

Payable for investments purchased	25,096,598

Payable for custodian fees (Note 2)	7,236

Payable for investor servicing fees (Note 2)	20,097

Payable for administrative services (Note 2)	3,873

Payable for offering costs (Note 1)	52,709

Distributions payable to shareholders	64,153

Other accrued expenses	453,567

Total liabilities	25,698,233

Net assets	$2,682,410,580

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,682,289,929

Undistributed net investment income (Note 1)	1,993

Accumulated net realized loss on investments (Note 1)	(1,993)

Net unrealized appreciation of investments	120,651

Total — Representing net assets applicable to capital shares outstanding	$2,682,410,580

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($2,682,410,580 divided by 2,682,289,929 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 27

Statement of operations For the period 2/19/13 (commencement of operations) to 7/31/13

INTEREST INCOME	$1,370,774

EXPENSES

Compensation of Manager (Note 2)	2,831,745

Investor servicing fees (Note 2)	112,958

Custodian fees (Note 2)	7,297

Trustee compensation and expenses (Note 2)	77,932

Administrative services (Note 2)	26,265

Amortization of offering costs (Note 1)	23,539

Registration fees	365,867

Other	179,425

Fees waived and reimbursed by Manager (Note 2)	(2,831,745)

Total expenses	793,283

Expense reduction (Note 2)	(61)

Net expenses	793,222

Net investment income	577,552

Net realized loss on investments (Notes 1 and 3)	(1,993)

Net unrealized appreciation of investments during the period	120,651

Net gain on investments	118,658

Net increase in net assets resulting from operations	$696,210

The accompanying notes are an integral part of these financial statements.

28 Short Term Investment Fund

Statement of changes in net assets

For the period
2/19/13
(commencement of
operations)
INCREASE IN NET ASSETS	to 7/31/13

Operations:
Net investment income	$577,552

Net realized loss on investments	(1,993)

Net unrealized appreciation of investments	120,651

Net increase in net assets resulting from operations	696,210

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(575,559)

Increase from capital share transactions (Note 4)	2,682,289,929

Total increase in net assets	2,682,410,580

NET ASSETS

Beginning of period (Note 4)	—

End of period (including undistributed net investment income of $1,993)	$2,682,410,580

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

			Net realized								Ratio of net
	Net asset value,		and unrealized	Total from	From				Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	Total return at net	end of period	to average	(loss) to average
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	asset value (%)[a]	(in thousands)	net assets (%)[b,c]	net assets (%)

Class P
July 31, 2013 †	$1.00	0.0002	—[d]	0.0002	(0.0002)	(0.0002)	$1.00	.02*	$2,682,411	.03*	.02*

* Not annualized.

† For the period February 19, 2013 (commencement of operations) to July 31, 2013.

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

July 31, 2013	0.11%

d Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

30 Short Term Investment Fund	Short Term Investment Fund 31

Notes to financial statements 7/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from February 19, 2013 (commencement of operations) through July 31, 2013.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund intends to achieve its objective by maintaining a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (for example, U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (for example, Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.–dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. The fund began offering class P shares on February 19, 2013. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are

32 Short Term Investment Fund

also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the period remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2013, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$1,993	0	$1,993

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period ended, there were no material

Short Term Investment Fund 33

temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$126,915
Unrealized depreciation	(6,264)

Net unrealized appreciation	120,651
Undistributed ordinary income	66,146
Capital loss carryforward	(1,993)
Cost for federal income tax purposes	$2,707,913,895

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $52,709 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through June 30, 2014. During the reporting period, the fund waived $2,831,745 as a result of this waiver.

Putnam Management has also agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, and extraordinary expenses) would exceed an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $61 under the expense offset arrangements.

34 Short Term Investment Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,701, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $126,062,455,291 and $123,355,064,973, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 2/19/13
	(commencement of operations) to 7/31/13

Class P	Shares	Amount

Shares sold	9,033,087,648	$9,033,087,648*

Shares issued in connection with reinvestment of distributions	—	—

	9,033,087,648	9,033,087,648

Shares repurchased	(6,350,797,719)	(6,350,797,719)

Net increase	2,682,289,929	$2,682,289,929

* Includes $500,000,000 received in February 2013 from a transfer of assets that is the result of sales out of Putnam Money Market Liquidity Fund and the subsequent purchases into this fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund 35

Note 6: Offsetting of financial and derivative assets and liabilities

	Bank of Nova Scotia	BNP Paribas Securities Corp.	Barclays Capital, Inc.	Citigroup Global Markets, Inc./Salomon Brothers	Credit Suisse Securities (USA), LLC	Deutsche Bank Securities, Inc.	Goldman Sachs & Co.	JPMorgan Securities, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Total

Assets:

Repurchase agreements**	$72,500,000	$15,900,000	$150,000,000	$254,000,000	$79,500,000	$154,000,000	$104,000,000	$39,000,000	$204,125,000	$149,977,000	$1,223,002,000

Total Assets	$72,500,000	$15,900,000	$150,000,000	$254,000,000	$79,500,000	$154,000,000	$104,000,000	$39,000,000	$204,125,000	$149,977,000	$1,223,002,000

Total Financial and Derivative Net Assets	$72,500,000	$15,900,000	$150,000,000	$254,000,000	$79,500,000	$154,000,000	$104,000,000	$39,000,000	$204,125,000	$149,977,000	$1,223,002,000

Total collateral received (pledged)##†	$72,500,000	$15,900,000	$150,000,000	$254,000,000	$79,500,000	$154,000,000	$104,000,000	$39,000,000	$204,125,000	$149,977,000	$1,223,002,000

Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

36 Short Term Investment Fund	Short Term Investment Fund 37

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

38 Short Term Investment Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Term Investment Fund 39

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

40 Short Term Investment Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN117
282827 9/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013*	$63,545	$--	$3,600	$ —

*	: For the period February 19, 2013 (commencement of operations) to July 31, 2013

For the fiscal year ended July 31, 2013 the fund’s independent auditor billed aggregate non-audit fees in the amounts of $151,100 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2013*	$ —	$147,500	$ —	$ —

*	: For the period February 19, 2013 (commencement of operations) to July 31, 2013

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 27, 2013